Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2003	Previous Distribution Date:	July 15, 2003
Collection Period End Date:	July 31, 2003	Previous Collection Period End Date:	June 30, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

		Balance as of		% of Original Balance		Unpaid Interest	Unpaid Interest
B. Bond Balances		07/15/03	08/15/03	07/15/03	08/15/03	07/15/03	08/15/03

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	8,446,433	—	2.68%	0.00%	—	—
iv.	Class A-4 Notes	103,640,000	99,747,781	100.00%	96.24%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2003	Previous Distribution Date:	July 15, 2003
Collection Period End Date:	July 31, 2003	Previous Collection Period End Date:	June 30, 2003

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		09/30/00	06/30/03	07/31/03	06/30/03	07/31/03

i.	Principal Balance	$950,415,639	$154,856,433	$142,517,781	16.29%	15.00%
ii.	Number of Contracts	73,293	23,469	22,110	32.02%	30.17%
iii.	Weighted Average Coupon (WAC)	9.44%	9.54%	9.54%
iv.	Weighted Average Original Term	61.40	63.51	63.58
v.	Weighted Average Remaining Term	49.40	24.72	23.94
vi.	Weighted Average Seasoning	12.00	38.80	39.64

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		06/30/03	07/31/03	06/30/03	07/31/03	06/30/03	07/31/03	06/30/03	07/31/03

i.	30-59 Days Delinquent	385	486	1.64%	2.20%	$2,727,167	$3,319,276	1.76%	2.33%
ii.	60-89 Days Delinquent	127	106	0.54%	0.48%	929,590	708,662	0.60%	0.50%
iii.	90-119 Days Delinquent	30	43	0.13%	0.19%	176,413	276,878	0.11%	0.19%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	7	4	0.03%	0.02%	44,095	17,656	0.03%	0.01%
vi.	Repo In Inventory (Not Charged-Off)	21	25	0.09%	0.11%	174,666	181,551	0.11%	0.13%
vii.	Gross Charge-Offs in Period	46	36	0.20%	0.16%	272,923	242,515	0.18%	0.17%

G. Portfolio Charge-Offs		$		% of Original Balance
		06/30/03	07/31/03	06/30/03	07/31/03

i.	Gross Charge-Offs In Period	$272,923	$242,515	0.029%	0.026%
ii.	Cumulative Gross Charge-Offs	13,853,578	14,096,094	1.458%	1.483%
iii.	Net Losses In Period	136,389	136,361	0.014%	0.014%
iv.	Cumulative Net Losses	8,787,230	8,923,591	0.925%	0.939%

H. Pool Collections

i.	Borrower Interest Collections	$1,286,819.11
ii.	Borrower Principal Collections	11,990,214.36
iii.	Net Liquidation Proceeds	61,253.61
iv.	Recoveries	106,154.16
v.	Repurchase Amounts (Interest)	397.94
vi.	Repurchase Amounts (Principal)	44,668.97
vii.	Total Interest Collections	1,287,217.05
viii.	Total Principal Collections	12,202,291.10

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$154,856,432.75
ii.	Pool Balance Reductions from Principal Collections	12,096,136.94
iii.	Gross Charge-Offs In Period	242,515.30
iv.	Ending Pool Balance	142,517,780.51

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2003	Previous Distribution Date:	July 15, 2003
Collection Period End Date:	July 31, 2003	Previous Collection Period End Date:	June 30, 2003

J. Total Available

i.	Total Pool Collections		$13,489,508.15
ii.	Reinvestment Income from Reserve Account		1,306.33
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$13,490,814.48

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$129,047.03
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$129,047.33	$129,047.03	$13,490,814.48	$7,128,117.29	$0.00	$129,047.03
ii.	Class A Notes Interest Distribution		630,786.76	13,361,767.45	7,128,117.29	0.00	630,786.76
	Class A Notes Balance	112,086,432.75
	Pool Balance	142,517,780.51

iii.	First Priority Principal Distribution	0.00	0.00	12,730,980.70	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	12,730,980.70	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	140,596,432.75
	Pool Balance	142,517,780.51

v.	Second Priority Principal Distribution	0.00	0.00	12,562,771.70	7,128,117.29	0.00	0.00
vi.	Class C Notes Interest Distribution		88,412.00	12,562,771.70	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	12,474,359.70			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	154,856,432.75
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	142,517,780.51

viii.	Regular Principal Distribution	12,338,652.24	12,338,652.24	12,474,359.70			12,338,652.24
ix.	Release to Seller		135,707.46	135,707.46	7,128,117.29		135,707.46

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	August 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	July 1, 2003	Previous Distribution Date:	July 15, 2003
Collection Period End Date:	July 31, 2003	Previous Collection Period End Date:	June 30, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$630,786.76	$—	$—	$630,786.76	$630,786.76	$—
Class A-1 Notes	6.745%	31	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	46,948.09	—	—	46,948.09	46,948.09	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	12,338,652.24

Total Principal Distribution	12,338,652.24
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	8,446,432.75
Class A-4 Notes Principal Distribution	3,892,219.49
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—